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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 22, 2007

             COMMISSION FILE NUMBER OF ISSUING ENTITY: 333-136516-01

                         MEDALLION TRUST SERIES 2007-1G
                         (EXACT NAME OF ISSUING ENTITY)

                 COMMISSION FILE NUMBER OF DEPOSITOR: 333-136516

                  SECURITISATION ADVISORY SERVICES PTY LIMITED
              (EXACT NAME OF DEPOSITOR AS SPECIFIED IN ITS CHARTER)

                  SECURITISATION ADVISORY SERVICES PTY LIMITED
               (EXACT NAME OF SPONSOR AS SPECIFIED IN ITS CHARTER)

            Sydney, Australia                                N/A
      ----------------------------                    -------------------
      (STATE OR OTHER JURISDICTION                    (I.R.S. EMPLOYER
            OF INCORPORATION)                         IDENTIFICATION NO.)

        Level 7, 48 Martin Place
       Sydney, NSW 2000 Australia                             N/A
       --------------------------                       ---------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)

                               (011) 612-9378-5293
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                       N/A
           -----------------------------------------------------------
           (FORMER NAME, FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                         EXHIBIT INDEX LOCATED ON PAGE 2

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)
[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
CFR 240.14a-12(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 8.01. OTHER EVENTS.

On or about February 27, 2007, Securitisation Advisory Services Pty Limited, as
depositor for Medallion Trust Series 2007-1G (the "Trust") will cause the issuance of the Mortgage Backed Floating Rate Notes, including the following class offered pursuant to a Registration Statement on Form S-3 (File No.
333-136516) filed by the Registrant with the Securities and Exchange Commission:
Class A-1 (the "Notes").

Copies of the opinions of Mayer, Brown, Rowe & Maw LLP with respect to legality of the Notes and with respect to certain federal tax matters, together with related consents of Mayer, Brown, Rowe & Maw LLP and copies of the opinions of
Clayton Utz with respect to certain tax matters and with respect to the enforceability of foreign judgments, together with the related consents of
Clayton Utz, to the incorporation by reference of such opinions as exhibits to the Registration Statement, are filed as Exhibits to this Report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Not applicable.

     (b) Not applicable.

     (c) Not applicable.

     (d) Exhibits. The following are filed as Exhibits to this Report:

          5.1  Opinion of Mayer, Brown, Rowe & Maw LLP relating to legality of the Notes.

          8.1  Opinion of Mayer, Brown, Rowe & Maw LLP relating to Federal tax matters.

          8.2  Opinion of Clayton Utz relating to certain tax matters.

          23.1 Consent of Mayer, Brown, Rowe & Maw LLP (included in opinion filed as exhibit 5.1).

          23.2 Consent of Mayer, Brown, Rowe & Maw LLP (included in opinion filed as exhibit 8.1).

          23.3 Consent of Clayton Utz (included in opinion filed as exhibit
               8.2).

          23.4 Consent of Clayton Utz (included in opinion filed as exhibit
               99.1).

          99.1 Opinion of Clayton Utz relating to enforceability of foreign judgments.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    SECURITISATION ADVISORY SERVICES PTY LIMITED

                                    By: /s/ E. Freilikh
                                        ----------------------------------------
                                    Name: Edward Freilikh
                                          --------------------------------------
                                    Title: Authorised Officer
                                           -------------------------------------

Dated:  February 22, 2007

                                                                    EXHIBIT 23.2
                                  EXHIBIT INDEX
                                  -------------

EXHIBIT NO.     DESCRIPTION
-----------     -----------

5.1             Opinion of Mayer, Brown, Rowe & Maw LLP relating to legality of the Notes.

8.1             Opinion of Mayer, Brown, Rowe & Maw LLP relating to Federal tax matters.

8.2             Opinion of Clayton Utz relating to certain tax matters.

23.1            Consent of Mayer, Brown, Rowe & Maw LLP (included in opinion filed as exhibit 5.1).

23.2            Consent of Mayer, Brown, Rowe & Maw LLP (included in opinion filed as exhibit 8.1).

23.3            Consent of Clayton Utz (included in opinion filed as
                exhibit 8.2).

23.4            Consent of Clayton Utz (included in opinion filed as
                exhibit 99.1).

99.1            Opinion of Clayton Utz relating to enforceability of
                foreign judgments.